SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2001


                       SANTA FE INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

 Cayman Islands                     1-14634                     98-0108989
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



                         Two Lincoln Centre, Suite 1100
                                5420 LBJ Freeway
                            Dallas, Texas 75240-2648
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (972) 701-7300



                                      N/A
    _________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On October 8, 2001, Santa Fe International Corporation and Global Marine Inc. announced that their respective shareholder meetings for approval of their merger related proposals will be held on Tuesday, November 20, 2001. Shareholders of record of each of the companies as of the close of business on October 15, 2001, will be entitled to vote at their respective meetings.

          The text of the joint press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 -- Joint Press Release issued by Santa Fe International Corporation and Global Marine Inc., dated October 8, 2001.

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


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         SANTA FE INTERNATIONAL CORPORATION


                                         By:    /s/ Cary A. Moomjian, Jr.
                                            ------------------------------------
                                            Name:   Cary A. Moomjian, Jr.
                                            Title:  Vice President and General
                                                    Counsel



Date: October 8, 2001

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


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.   Description
-----------   -----------

     99.1 -- Joint Press Release issued by Santa Fe International Corporation and Global Marine Inc., dated October 8, 2001.

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